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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OF 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):         MAY 29, 1997
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                                NOVA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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GEORGIA                                   1-14342                58-2209575
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                             ONE CONCOURSE PARKWAY
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                                   SUITE 300
                               ATLANTA, GA 30328


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (770) 396-1456
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)